Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended June 30, 2006

(NYSE: NFP)

Investor Relations Contact:

Elizabeth A. Werner

(212) 301-4084

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings are defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for gross margin and gross margin as a percentage of revenue, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenue to gross margin as a percentage of revenue, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter ended June 30, 2006, both of which are available at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “will” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward- looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP’s firms following acquisition, (3) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (4) NFP's ability, through its operating structure, to respond quickly to operational or financial situations and to grow its business, (5) NFP's ability to effectively manage its business through the principals of its firms, (6) the impact of legislation or regulations in jurisdictions in which NFP's subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers, (7) changes in tax laws, including the elimination or modification of the federal estate tax and any change in the tax treatment of life insurance products, (8) changes in the pricing, design or underwriting of insurance products, (9) changes in premiums and commission rates, (10) adverse developments in the insurance markets in which NFP operates, resulting in fewer sales of insurance-related products, (11) adverse results or other consequences from litigation, arbitration or regulatory investigations, including those related to compensation agreements with insurance companies and activities within the life settlements industry, (12) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations, (13) uncertainty in the insurance and life settlements industries arising from investigations into certain business practices by various governmental authorities and related litigation, (14) the reduction of NFP's revenues and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements, and (15) other factors described in NFP’s filings with the Securities and Exchange Commission including its Annual Report on Form 10-K for the year ended December 31, 2005. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - in thousands, except per share data)

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
GAAP net income	$13,725	$9,459	$21,096	$16,868	$12,389
Amortization of intangibles	6,814	6,705	6,297	6,338	5,676
Depreciation	2,220	2,121	2,244	2,024	1,881
Impairment of goodwill and intangible assets	3,001	2,425	2,955	1,445	2,117
Cash earnings	$25,760	$20,710	$32,592	$26,675	$22,063

GAAP net income per share - diluted	0.34	0.24	0.54	0.44	0.32
Amortization of intangibles	0.17	0.17	0.16	0.16	0.15
Depreciation	0.06	0.05	0.06	0.05	0.05
Impairment of goodwill and intangible assets	0.07	0.06	0.08	0.04	0.06
Cash earnings per share - diluted (1)	$0.64	$0.52	$0.83	$0.69	$0.58

Shares outstanding, beginning of period	37,340	36,795	36,694	35,477	34,817
Common shares issued for acquisitions during period	121	356	28	173	597
Common shares issued for contingent consideration during period	130	8	27	—	47
Common shares issued for stock options exercised during period	89	194	132	1,049	44
Common shares repurchased during period	(35)	(13)	(91)	(9)	(116)
Other	66	—	5	4	88
Shares outstanding, end of period	37,711	37,340	36,795	36,694	35,477

Weighted average common shares outstanding	37,539	37,232	36,781	36,104	35,327
Dilutive effect of contingent consideration and incentive payments	117	284	47	25	21
Dilutive effect of escrow and stock subscriptions	64	64	64	64	69
Dilutive effect of stock-based awards	2,393	2,485	2,388	2,386	2,818
Weighted average common shares outstanding - diluted	40,113	40,065	39,280	38,579	38,235

Total NFP owned firms at period end	169	167	160	166	162
“Same store” revenue growth for quarterly period	14.5%	26.3%	31.6%	33.6%	11.1%
“Same store” revenue growth for year-to-date period	19.5%	26.3%	22.4%	18.0%	9.3%

Net “same store” revenue growth for quarterly period	8.1%	19.4%	20.5%	25.7%	10.7%
Net “same store” revenue growth for year-to-date period	12.8%	19.4%	17.0%	15.2%	9.3%

Debt to total capitalization	11.2%	10.6%	5.7%	9.8%	11.0%
______________
(1)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
"Same store" revenue growth for year-to-date period	22.4%	16.2%	13.5%
Net "same store" revenue growth for year-to-date period	17.0%	15.7%	13.5%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	June 30,	March 30,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
ASSETS
Current assets:
Cash and cash equivalents	$92,283	$83,543	$105,761	$74,898	$51,210
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	57,053	50,091	52,407	52,762	54,024
Current receivables	89,906	75,806	115,279	75,190	65,836
Other current assets	19,489	19,278	19,396	17,563	14,067
Total current assets	258,731	228,718	292,843	220,413	185,137
Intangibles, net	370,146	369,010	340,969	351,358	343,370
Goodwill, net	410,931	400,512	357,353	361,298	353,618
Deferred tax assets	19,854	18,667	17,726	15,983	21,639
Other non-current assets	38,554	37,620	37,747	37,520	35,607
Total assets	$1,098,216	$1,054,527	$1,046,638	$986,572	$939,371
LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$60,748	$52,026	$55,047	$50,323	$50,811
Borrowings	90,000	82,000	40,000	70,000	75,000
Other current liabilities (1)	102,379	104,033	170,044	103,050	86,939
Total current liabilities	253,127	238,059	265,091	223,373	212,750
Deferred tax liabilities	100,265	101,198	100,011	101,416	104,869
Other non-current liabilities (1)	27,915	27,160	21,851	18,631	17,195
Total liabilities	381,307	366,417	386,953	343,420	334,814

STOCKHOLDERS’ EQUITY
Common stock at par value	3,918	3,878	3,822	3,837	3,680
Additional paid-in capital	670,606	648,291	623,102	617,553	591,198
Retained earnings	79,716	71,661	67,808	52,238	39,780
Treasury stock	(37,331)	(35,720)	(35,047)	(30,476)	(30,101)
Total stockholders’ equity	716,909	688,110	659,685	643,152	604,557
Total liabilities and stockholders’ equity	$1,098,216	$1,054,527	$1,046,638	$986,572	$939,371
______________
(1)	Certain reclassifications have been made to conform to the current period presentation.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Revenue:
Commissions and fees	$262,294	$238,272	$290,367	$235,699	$204,766
Cost of Services:
Commissions and fees	85,176	80,600	74,983	71,865	54,229
Operating expenses	75,745	74,214	75,504	65,043	63,833
Management fees	53,114	43,228	91,928	49,286	40,189
Total cost of services (1) (excludes amortization and depreciation shown separately below)	214,035	198,042	242,415	186,194	158,251
Gross margin	48,259	40,230	47,952	49,505	46,515
Corporate and other expenses:
General and administrative (1)	12,916	12,540	10,926	10,582	12,644
Amortization of intangibles	6,814	6,705	6,297	6,338	5,676
Impairment of goodwill and intangible assets	3,001	2,425	2,955	1,445	2,117
Depreciation	2,220	2,121	2,244	2,024	1,881
Loss (gain) on sale of subsidiaries	(16)	343	(6,615)	—	317
Total corporate and other expenses	24,935	24,134	15,807	20,389	22,635
Income from operations	23,324	16,096	32,145	29,116	23,880
Net interest and other	273	62	2,955	(34)	(1,334)
Income before income taxes	23,597	16,158	35,100	29,082	22,546
Income tax expense	9,872	6,699	14,004	12,214	10,157
Net income	$13,725	$9,459	$21,096	$16,868	$12,389
Cash Earnings Reconciliation
Net income	$13,725	$9,459	$21,096	$16,868	$12,389
Amortization of intangibles	6,814	6,705	6,297	6,338	5,676
Impairment of goodwill and intangible assets	3,001	2,425	2,955	1,445	2,117
Depreciation	2,220	2,121	2,244	2,024	1,881
Cash earnings	$25,760	$20,710	$32,592	$26,675	$22,063
Calculation of Gross Margin
Total revenue	$262,294	$238,272	$290,367	$235,699	$204,766
Cost of services (excludes management fees):
Commissions and fees	85,176	80,600	74,983	71,865	54,229
Operating expenses	75,745	74,214	75,504	65,043	63,833
Gross margin before management fees	101,373	83,458	139,880	98,791	86,704
Management fees	53,114	43,228	91,928	49,286	40,189
Gross margin	$48,259	$40,230	$47,952	$49,505	$46,515
Gross margin as a percentage of total revenue	18.4%	16.9%	16.5%	21.0%	22.7%
Gross margin before management fees as a percentage of total revenue	38.6%	35.0%	48.2%	41.9%	42.3%
Management fee percentage	52.4%	51.8%	65.7%	49.9%	46.4%
______________
(1)

Effective January 1, 2006, the Company adopted the provisions of SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R). In accordance with SFAS No. 123R, stock-based compensation is no longer reported separately on the Consolidated Statements of Income. For the three-months ended June 30, 2006, $0.8 million and $1.5 million of stock-based compensation is included in cost of services and general and administrative expense, respectively.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Revenue:
Commissions and fees	$500,566	$238,272	$891,446	$601,079	$365,380
Cost of Services:
Commissions and fees	165,776	80,600	247,810	172,827	100,962
Operating expenses	149,959	74,214	259,859	184,355	119,312
Management fees	96,342	43,228	208,613	116,685	67,399
Total cost of services (1) (excludes amortization and depreciation shown separately below)	412,077	198,042	716,282	473,867	287,673
Gross margin	88,489	40,230	175,164	127,212	77,707
Corporate and other expenses:
General and administrative (1)	25,456	12,540	45,763	34,837	24,255
Amortization of intangibles	13,525	6,705	23,709	17,412	11,074
Impairment of goodwill and intangible assets	5,426	2,425	8,057	5,102	3,657
Depreciation	4,335	2,121	7,815	5,571	3,547
Loss (gain) on sale of subsidiaries	327	343	(6,298)	317	317
Total corporate and other expenses	49,069	24,134	79,046	63,239	42,850
Income from operations	39,420	16,096	96,118	63,973	34,857
Net interest and other	335	62	895	(2,060)	(2,026)
Income before income taxes	39,755	16,158	97,013	61,913	32,831
Income tax expense	16,571	6,699	40,831	26,827	14,613
Net income	$23,184	$9,459	$56,182	$35,086	$18,218
Cash Earnings Reconciliation
Net income	$23,184	$9,459	$56,182	$35,086	$18,218
Amortization of intangibles	13,525	6,705	23,709	17,412	11,074
Impairment of goodwill and intangible assets	5,426	2,425	8,057	5,102	3,657
Depreciation	4,335	2,121	7,815	5,571	3,547
Cash earnings	$46,470	$20,710	$95,763	$63,171	$36,496
Calculation of Gross Margin
Total revenue	$500,566	$238,272	$891,446	$601,079	$365,380
Cost of services (excludes management fees):
Commissions and fees	165,776	80,600	247,810	172,827	100,962
Operating expenses	149,959	74,214	259,859	184,355	119,312
Gross margin before management fees	184,831	83,458	383,777	243,897	145,106
Management fees	96,342	43,228	208,613	116,685	67,399
Gross margin	$88,489	$40,230	$175,164	$127,212	$77,707
Gross margin as a percentage of total revenue	17.7%	16.9%	19.6%	21.2%	21.3%
Gross margin before management fees as a percentage of total revenue	36.9%	35.0%	43.1%	40.6%	39.7%
Management fee percentage	52.1%	51.8%	54.4%	47.8%	46.4%
______________
(1)

Effective January 1, 2006, the Company adopted the provisions of SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R). In accordance with SFAS No. 123R, stock-based compensation is no longer reported separately on the Consolidated Statements of Income. For the year-to-date period ended June 30, 2006, $1.5 million and $2.9 million of stock-based compensation is included in cost of services and general and administrative expense, respectively.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS - QUARTERLY & YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Number of acquisitions closed	3	10	2	5	9
Consideration:
Cash	$13,739	$42,225	$1,973	$16,502	$60,494
Common stock	6,361	18,697	901	7,114	23,257
Other	41	204	11	105	4,935
Total consideration paid (1)	$20,141	$61,126	$2,885	$23,721	$88,686
Target earnings of acquired firms	$6,900	$18,816	$1,080	$7,820	$27,863
Base earnings of acquired firms	$3,450	$10,138	$540	$4,220	$13,200

Revenue from new acquisitions	$20,184	$39,378	$37,968	$33,692	$36,179
Revenue from existing firms	242,110	198,894	252,399	202,007	168,587
Total revenue	$262,294	$238,272	$290,367	$235,699	$204,766
“Same store” revenue for next year period comparison	$210,105	$194,287	$249,220	$191,282	$163,074

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Number of acquisitions closed	13	10	26	24	19
Consideration:
Cash	$54,464	$42,225	$110,552	$108,579	$92,077
Common stock	25,057	18,697	46,089	44,872	37,758
Other	257	204	5,632	5,534	5,076
Total consideration paid (1)	$79,778	$61,126	$162,273	$158,985	$134,911
Target earnings of acquired firms	$25,716	$18,816	$52,153	$51,073	$43,253
Base earnings of acquired firms	$13,588	$10,138	$25,655	$25,115	$20,895

Revenue from new acquisitions	$59,562	$39,378	$121,084	$83,116	$49,424
Revenue from existing firms	441,004	198,894	770,362	517,963	315,956
Total revenue	$500,566	$238,272	$891,446	$601,079	$365,380

 ______________

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Intangible Assets:
Book of business	$88,786	$88,646	$79,793	$83,696	$81,787
Management contracts	258,296	257,179	238,149	244,323	238,103
Trade name	8,454	8,358	7,981	8,013	7,873
Institutional customer relationships	14,610	14,828	15,046	15,326	15,607
Goodwill	410,931	400,511	357,353	361,298	353,618
Total intangible assets and goodwill	$781,077	$769,522	$698,322	$712,656	$696,988

Amortization Expense & Impairment Loss:
Book of business	$3,647	$3,516	$3,734	$3,371	$3,583
Management contracts	4,718	4,004	4,803	3,201	3,439
Trade name	13	36	4	24	4
Institutional customer relationships	218	218	280	281	93
Goodwill	1,219	1,356	431	906	674
Total amortization & impairment loss	$9,815	$9,130	$9,252	$7,783	$7,793

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:

Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 48% of target earnings for all firms owned by NFP at June 30, 2006.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Intangible Assets - Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Institutional Customer Relationships

A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen year period.

“Same Store” Revenue Growth:

NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation is adjusted for intercompany transactions for all periods after December 31, 2005.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Net Same Store Revenue Growth:	The growth of revenue less commissions and fees as a component of cost of services of firms included in the Same Store Revenue Growth calculation, as defined above.

Sub-Acquisitions:

A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Revenue from New Acquisitions and Revenue from Existing Firms:

NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

Target Earnings of Acquired Firms:

Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.